Rule 497(d)

                                   FT 12832
             FT Market Leaders Target Income Portfolio, Series 1

                         Supplement to the Prospectus


      Notwithstanding anything to the contrary in the Prospectus, each of the ETFs included in the Trust's portfolio seek to make distributions at an annual rate approximately 15% (before fees and expenses) over the current annual forward dividend yield of the S&P 500(R) Index.

October 9, 2026